EXHIBIT 99.02

Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.

AllianceBernstein® and the AB AllianceBernstein Logo are trademarks and service marks owned by AllianceBernstein L.P.
July 30, 2009
Second Quarter 2009 Review
Peter S. Kraus Chairman & Chief Executive Officer
David A. Steyn Chief Operating Officer
Robert H. Joseph, Jr. Chief Financial Officer

AllianceBernstein.com
2Q09 Earnings Call Presentation 1

 Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private
 Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form
 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended June 30, 2009. Any or all of the forward-looking statements that we make in this presentation, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors”
 and “Cautions Regarding Forward-Looking Statements”, and those listed below, could also adversely affect our revenues, financial condition, results of operations and business prospects.
 The forward-looking statements referred to in the preceding paragraph include statements regarding:
 ■ Our backlog of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
 ■ Our expectation that the significant challenges that persist in today’s global capital markets should provide active asset managers with long-term opportunities to generate alpha for their clients: Historical performance is not necessarily indicative of future results. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
 ■ Our expectation that our lower expense base should provide for operating leverage as revenues grow: Unanticipated events and factors, including strategic initiatives, may cause us to expand our expense base, thus limiting the extent to which we benefit from any positive leverage in future periods.
Cautions Regarding Forward-Looking Statements

AllianceBernstein.com
2Q09 Earnings Call Presentation 2

■ Investment Performance
■ Client Segments:
 ●Private Clients
 ●Retail
 ●Institutions
 ●Bernstein Research
■ Expense Management
AllianceBernstein

2.7
1.4
(9.4)
(5.9)
(1.6)
2.2
1.1
1.9
(7.1)
(4.3)
(0.7)
0.2
1.3
(1.0)
(2.5)
(2.3)
0.1
Benchmark
MSCI World (Cap, UH)
MSCI EAFE (Cap, UH)
Russell 1000 Value

AllianceBernstein.com
2Q09 Earnings Call Presentation
3

International Value
Global Value
US Diversified Value
2Q09
Jan-Jun 2009
1 Year
3 Years
5 Years
10 Years
N/A
Institutional Equity Composites vs. Benchmarks
Percent
As of June 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Relative Performance: Value Equity

2Q09
(1.9)
(3.9)
(6.4)
Jan–Jun 2009
(1.1)
0.6
(1.1)
1 Year
(1.1)
(11.0)
(10.6)
3 Years
(1.0)
(5.9)
(3.5)
5 Years
0.3
(3.3)
(3.0)
10 Years
0.0
1.1
(1.0)
Benchmark
Russell 1000 Growth
MSCI World (net)
MSCI EAFE (net)

AllianceBernstein.com
2Q09 Earnings Call Presentation 4

Global Research Growth
US Large Cap Growth
International Large Cap Growth
As of June 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Institutional Equity Composites vs. Benchmarks
Percent
Relative Performance: Growth Equity

(0.5)
1.2
(10.3)
(6.0)
(2.1)
(2.7)
0.6
(8.2)
(3.7)
(0.8)
2.3
3.6
(4.8)
(3.3)
1.1
Benchmark*
MSCI World
MSCI EAFE
MSCI EM

AllianceBernstein.com
2Q09 Earnings Call Presentation 5

As of June 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
International Blend
Global Blend
Emerging Markets Blend
2Q09
Jan-Jun 2009
1 Year
3 Years
Since Inception
Institutional Blend Strategies Composites vs. Benchmarks
Percent
Relative Performance: Blend Strategies

0.8
2.4
(1.7)
(0.8)
(0.4)
0.0
5.0
6.2
(3.4)
(1.8)
(0.8)
N/A
6.4
5.0
(7.9)
(2.8)
(1.4)
N/A
Benchmark*
Custom Corporate Index
Custom Index
Barclays Global Aggregate Bond Index (Unhedged)

AllianceBernstein.com
2Q09 Earnings Call Presentation 6

Strategic Core Plus
Corporate Bonds
Global Plus
2Q09
Jan-Jun 2009
1 Year
3 Years
5 Years
10 Years
Institutional Fixed Income Composites vs. Benchmarks
Percent
As of June 30, 2009
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*The benchmarks listed are the current benchmarks for the investments service - certain benchmarks have evolved over time and therefore are time blended.
Relative Performance: Fixed Income

($1.4)
($2.5)
($0.7)
($5.2)
($9.1)
($0.5)
($10.3)
($9.0)
($3.9)
($13.4)
($3.5)
($3.3)
($18.7)
($3.5)
($1.8)
2Q08
3Q08
4Q08
1Q09
2Q09
Institutions
Retail
Private Client

AllianceBernstein.com
2Q09 Earnings Call Presentation 7

In US dollars (billions)
AllianceBernstein: Net Flows By Distribution Channel

$1.7
$10.2
$2.7
$0.3
($2.8) ($2.7) ($0.8)
($9.3) ($2.6) ($1.9) ($1.0)
($15.2) ($11.6) ($6.6)
($13.7) ($6.6) ($2.6)
($13.5) ($5.4) ($5.4)
2Q08
3Q08
4Q08
1Q09
2Q09
Value
Growth
Fixed
Other*

AllianceBernstein.com
2Q09 Earnings Call Presentation
8

*Includes Index, Structured and Asset Allocation services.
In US dollars (billions)
AllianceBernstein: Net Flows By Investment Service

AllianceBernstein.com
2Q09 Earnings Call Presentation 9

■ Net outflows decreased 45% compared to 1Q09 primarily attributable to a continued decline in client account closings
■ Profound risk aversion has eased; discussions with clients and prospects reflect renewed interest in longer-term planning and diversified stock/bond portfolios
■ Expanding suite of cash management services to include new FDIC insured offerings
■ Raised over $70 million in TALF assets; significant interest in PPIP
■ Leveraging recent financial advisor growth to enhance existing client servicing as well as increase advisor capacity to pursue market opportunities
■ Increased Financial Advisor headcount by 4% vs. 1Q09, as a training class began in June;
 second class scheduled for September
Private Client Highlights

AllianceBernstein.com
2Q09 Earnings Call Presentation 10

■ In aggregate, net outflows were flat compared to1Q09
■ Mutual fund performance has improved: YTD ~50% of funds outperformed Lipper peer averages
■ Mutual fund redemptions were down 22% compared to1Q09; redemption rates are returning to their long term averages
■ Mutual fund gross sales were up 49% versus 1Q09
■ Fixed Income brand development is bolstering flows
■ Sub-advisory de-risking may be abating
Retail Highlights

AllianceBernstein.com
2Q09 Earnings Call Presentation 11

■ Net outflows worsened compared to 1Q09 as sales of new mandates slowed and redemptions modestly accelerated
■ Pipeline of won but unfunded mandates ended the quarter at $3 billion versus $4 billion at the end of 1Q09
■ 2Q09 relative performance of the majority of our services is encouraging: Preliminary peer universe comparisons look strong for Value and Fixed Income, median for Blend and more challenging for Growth
■ Government wins for TARP and PPIP were well received by clients and consultants, with initial interest high in our unique PPIP offering
■ Raised over $350 million in TALF assets
■ Renewed interest in open architecture defined contribution offerings; AllianceBernstein viewed as thought leader in this space
Institutions Highlights

AllianceBernstein.com
2Q09 Earnings Call Presentation 12

■ Revenue was flat compared to the prior year quarter; up 5% sequentially
■ Research and trading capabilities received recognition:
 ● Bernstein was again ranked #1 on all key metrics of research quality in a leading independent survey of US institutional investors
 ● Bernstein achieved its best ever result in Thomson Reuters Extel survey of European institutional investors
 ● Bernstein was ranked #1 in trade execution quality for the second consecutive year among full-service brokers in ITG's BrokersEDGE survey
■ We continue to make strategic investments to grow our capabilities and reach:
 ● Research:
 ■20% more publishing analysts in the US and Europe than one year ago
 ■One publishing analyst in Asia; additional coverage to launch in 2010
 ● Trading:
 ■ Building electronic trading penetration in the US and Europe on the strength of our ability to access a broad array of liquidity, including dark liquidity
 ■ Several senior hires have been made on our equity derivatives desk to grow presence in this business
Bernstein Research Highlights

2Q 2009	2Q 2008	Percent Change
Net Revenues	$721	$1,064	(32)%
Operating Expenses	588	731	(20)%
Operating Income	133	333	(60)%
Non-Operating Income	6	3	66%
Income Before Income Taxes	139	336	(59)%
Income Taxes	10	31	(69)%
Effective Tax Rate	*6.9%*	*9.2%*	
Net Income	129	305	(58)%
Net Income in Consolidated Entities Attributable to Non-Controlling Interests	(1)	(25)	(95)%
Net Income Attributable to AllianceBernstein Unitholders	**$128**	**$280**	**(54)%**
AllianceBernstein L.P. Diluted Net Income per Unit	**$0.48**	**$1.06**	**(55)%**
Operating Margin*	18.3%	28.9%	
AllianceBernstein Holding L.P. Diluted Net Income per Unit	**$0.41**	**$0.96**	**(57)%**

AB AllianceBernstein.com
2Q09 Earnings Call Presentation 13

In US dollars (millions)
*Operating Margin = (Operating Income - Net Income Attributable to Non-Controlling Interests)/Net Revenues
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
AllianceBernstein: Second Quarter 2009 Net Income

Revenues	2Q 2009	2Q 2008	Percent Change	
Advisory Fees	$448	$795	(44)%	■ Slides 15-16
Distribution	64	108	(40)%	■ Lower average mutual fund AUM
Institutional Research Services	111	110	—	
Dividend and Interest Income	7	21	(69)%	■ Lower client balances and interest rates
Investment Gains (Losses)	65	9	621%	■ 2Q09 gains of $63M on deferred compensation-related investments vs. $12M loss in 2Q08 ■ 2Q09 gains of $1M in Venture Capital Fund vs. $25M gain in 2Q08
Other Revenues	27	31	(11)%	
Total Revenues	722	1,074	(33)%	
Less: Interest Expense	1	10	(87)%	■ Lower client balances and interest rates
Net Revenues	**$721**	**$1,064**	**(32)%**	

AllianceBernstein.com
2Q09 Earnings Call Presentation 14

Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars (millions)
AllianceBernstein: Second Quarter 2009 Revenues

2Q 2009	2Q 2008	Percent Change	
Ending AUM ($ Billions)	**$447**	**$717**	(38)%	■ Up $36B (9%) sequentially
Average AUM ($ Billions)	**$437**	**$748**	(41)%	■ Up $13B (3%) sequentially
By Fee Type ($ Millions):				
Base Fees	$447	$791	(43)%	■ Lower AUM and adverse mix shift
Performance Fees	1	4	(78)%	
Total	**$448**	**$795**	**(44)%**	
By Channel ($ Millions):				
Institutional Investments	$193	$353	(45)%	
Retail	123	215	(43)%	■ Lower AUM and adverse mix shift
Private Client	132	227	(42)%	
Total	**$448**	**$795**	**(44)%**	

AB AllianceBernstein.com 2Q09 Earnings Call Presentation 15

Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
AllianceBernstein: Second Quarter 2009 Advisory Fees

2Q09 Earnings Call Presentation
16
AllianceBernstein.com
Global and
International
$248
US
$199
2Q2008
Average Revenue
Yield = 44.2 bps
2Q2009
Average Revenue
Yield = 42.8 bps
Equity
$517
Fixed
Income
$200
Fixed
Income
$178
Equity
$269
Global and
International
$446
US
$271
AllianceBernstein: Year-over-Year Change in AUM Mix

6,000
5,000
4,000
3,000
2,000
1,000
0
5,585
5,635
5,663
4,997
4,761
4,654
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
Bernstein Research
Fiduciary Services
Distribution Services
Investment Services

AllianceBernstein.com
2Q09 Earnings Call Presentation 17

■ Headcount down 18% from 3Q08 peak
AllianceBernstein: Headcount Trend

Expenses	2Q 2009	2Q 2008	Percent Change	
Employee Comp & Benefits	$325	$428	(24)%	■ Slide 19
Promotion & Servicing	107	157	(32)%	■ Lower distribution plan costs ■ Controllable expenses down 23%
General & Administrative	150	138	9%	■ FX loss vs. prior-year gain ■ Insurance recovery received in 2Q08 ■ Lower occupancy and related expenses
Interest	1	3	(79)%	
Amortization of Intangibles	5	5	—	
Total	**$588**	**$731**	**(20)%**	

AllianceBernstein.com

2Q09 Earnings Call Presentation 18

Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars (millions)
AllianceBernstein: Second Quarter 2009 Operating Expenses

2Q 2009	2Q 2008	Percent Change	
Base Compensation	$112	$131	(14)%	18% decline in salaries partially offset by executive retirement accrual
Incentive Compensation				
Cash	56	95	(42)%	Lower bonus accrual
Deferred Compensation	63	56	12%	$9M debit in 2Q09 due to M-T-M gains vs. $7M credit in 2Q08; partially offset by forfeitures
Total	**119**	**151**	**(22)%**	
Commissions	67	102	(34)%	Lower buyside commissions
Fringes & Other	27	44	(38)%	Lower fringes and non-US taxes
Total	**$325**	**$428**	**(24)%**	

AllianceBernstein.com
2Q09 Earnings Call Presentation 19

Percentages are calculated using expenses rounded to the nearest thousand.
In US dollars (millions)
AllianceBernstein: Second Quarter 2009 Compensation & Benefits

AllianceBernstein.com
2Q09 Earnings Call Presentation 20

■ 1H09 operating expenses declined 23% compared to 1H08
 ●Savings from prior period headcount reductions (salary and fringes- $100M annually), and other controllable expenses (~$75M annually) fully reflected in 2Q09 operating expenses
 ●Incentive compensation (ex-M-T-M impact), expected to stabilize at YTD 2009 run rate
 ●Continued aggressive expense management expected to result in additional savings
■ Postponed or delayed $150 million in capital project expenditures since the beginning of 2008
Expense Initiatives

AllianceBernstein.com
2Q09 Earnings Call Presentation 21

Second Quarter 2009 Review
Peter S. Kraus
 Chairman & Chief Executive Officer

AllianceBernstein.com
2Q09 Earnings Call Presentation 22

Q & A

AllianceBernstein.com
2Q09 Earnings Call Presentation 23

Appendix

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	10 Years	Benchmark
Global Research Growth	(3.9)%	0.6%	(11.0)%	(5.9)%	(3.3)%	1.1%	MSCI World (net)
US Large Cap Growth	(1.9)	(1.1)	(1.1)	(1.0)	0.3	—	Russell 1000 Growth
Int'l Research Growth All Country	(1.8)	0.8	(9.0)	(1.3)	(0.4)	—	MSCI ACWI ex US (net)
US Research Growth	(2.6)	(1.4)	(4.9)	(1.2)	(0.8)	(0.8)	S&P 500 Index
US Thematic Research	2.3	16.0	0.5	(0.7)	(0.2)	1.8	S&P 500 Index
US Small Cap Growth	(2.7)	5.9	(0.8)	(0.1)	0.4	4.4	Russell 2000 Growth
Global Large Cap Growth	(5.8)	(1.2)	(11.4)	(3.2)	(1.9)	(2.5)	MSCI World (net)
Int'l Large Cap Growth	(6.4)	(1.1)	(10.6)	(3.5)	(3.0)	(1.0)	MSCI EAFE (net)
Emerging Markets Growth	(3.9)	(4.2)	(7.3)	(3.7)	(2.7)	2.0	MSCI EM (net)

AllianceBernstein.com
2Q09 Earnings Call Presentation 24

Performance is preliminary.
As of June 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
Relative Performance: Institutional Growth Equity

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	10 Years	Benchmark
US Diversified Value	0.2%	1.3%	(1.0)%	(2.5)%	(2.3)%	0.1%	Russell 1000 Value
US Strategic Value	1.1	0.3	(7.5)	(6.2)	(2.8)	1.5	S&P 500
US Strategic Value	0.3	6.4	(4.7)	(3.3)	(2.9)	(0.6)	Russell 1000 Value
International Value	1.1	1.9	(7.1)	(4.3)	(0.7)	—	MSCI EAFE (Cap, UH)
Global Value	2.7	1.4	(9.4)	(5.9)	(1.6)	2.2	MSCI World (Cap, UH)
Emerging Markets Value	7.6	10.5	(2.7)	(2.7)	(0.2)	2.5	MSCI EM

AllianceBernstein.com
2Q09 Earnings Call Presentation 25

Performance is preliminary.
As of June 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
Relative Performance: Institutional Value Equity

Periods Ended June 30, 2009			
	2Q 2009	Jan–Jun 2009	One Year	Three Years	Since Inception	Benchmark
Global Blend Strategies	(0.5)%	1.2%	(10.3)%	(6.0)%	(2.1)%	MSCI World
International Blend Strategies	(2.7)	0.6	(8.2)	(3.7)	(0.8)	MSCI EAFE
US Blend Strategies	(0.4)	3.7	(3.2)	(2.4)	(0.9)	S&P 500
Emerging Markets Blend Strategies	2.3	3.6	(4.8)	(3.3)	1.1	MSCI EM

AllianceBernstein.com
2Q09 Earnings Call Presentation 26

Performance is preliminary.
As of June 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
Inception date: Global Blend Strategies—June 30, 2003; International Blend Strategies—December 31, 2001; US Blend Strategies—December 31, 2001; EM Blend Strategies—December 31, 2001
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Blend Strategies Equity Composites vs. Benchmarks
Relative Performance: Institutional Blend Strategies

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	10 Years	Benchmark*
Corporate Bonds	0.8%	2.4%	(1.7)%	(0.8)%	(0.4)%	—%	Custom Corporate Index
Strategic Core Plus	5.0	6.2	(3.4)	(1.8)	(0.8)	—	Custom Index
Global Plus	6.4	5.0	(7.9)	(2.8)	(1.4)	—	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.1	0.4	(1.5)	0.1	0.2	—	CitiGroup WGBI - Unhedged
Emerging Mkt. Debt	6.2	7.7	(0.9)	0.3	0.5	2.8	JPM EMBI Global
Low Duration	2.3	3.4	(3.9)	(3.7)	(2.1)	(0.9)	Merrill Lynch U.S. Treasury (1–3 Years)

AllianceBernstein.com
2Q09 Earnings Call Presentation 27

Performance is preliminary.
As of June 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Fixed Income Composites vs. Benchmarks
Relative Performance: Institutional Fixed Income

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years
Fully Diversified Simulation*	10.9%	6.3%	(20.1)%	(5.4)%	0.5%
S&P 500	15.9	3.2	(26.2)	(8.2)	(2.2)

AllianceBernstein.com
2Q09 Earnings Call Presentation 28

Performance is preliminary.
As of June 30, 2009
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates: Strategic
Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter);
Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional
REIT Fund—July 1, 2001. The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008. The portfolio was rebalanced quarterly through December 31,
2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor’s and AllianceBernstein
Absolute Performance: Private Client

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	10 Years	Benchmark or Lipper Avg.
Global Growth	(1.7)%	(3.7)%	(10.7)%	(6.7)%	(3.7)%	—	Global Large Cap Growth
US Large Cap Growth*	(1.5)	(2.2)	11.3	3.5	2.2	(1.9)	Large Cap Growth
International Growth	2.1	2.6	(5.8)	(0.6)	0.9	1.8	International Large-Cap Growth
Emerging Markets	(4.9)	(4.0)	(6.5)	(3.7)	(2.6)	(0.5)	Morningstar Equity Global Emerging Markets
US Growth**	(1.0)	(0.7)	(0.4)	(1.9)	(2.1)	(2.0)	Large Cap Growth
US Small/Mid Cap Growth	2.1	4.5	4.8	(3.2)	(3.2)	(3.4)	Mid Cap Growth

AllianceBernstein.com
2Q09 Earnings Call Presentation 29

Performance is preliminary.
As of June 30, 2009
*Performance figures other than 2Q 2009 positively affected by class action settlement proceeds.
**Performance figures for 3-, 5- and 10-year periods positively affected by class action settlement proceeds.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein
Source: Lipper, Morningstar and AllianceBernstein
Retail Mutual Funds vs. Lipper Averages
Relative Performance: Retail Growth Equity

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	Ten Years	Lipper Average
International Value	1.9%	1.0%	(10.0)%	(5.6)%	(1.8)%	—	International Large Cap Value
Growth & Income*	(2.0)	3.2	1.4	0.9	(0.7)	(0.3)	Large Cap Value
US Small/Mid Cap Value	0.1	3.0	0.3	2.4	1.2	N/A	Small Cap Value
US Value	(0.2)	(3.3)	(3.8)	(4.6)	(3.1)	N/A	Large Cap Value
Global Value	4.4	2.0	(9.9)	(4.0)	(0.7)	N/A	Global Large Cap Value

AllianceBernstein.com
2Q09 Earnings Call Presentation 30

Performance is preliminary.
As of June 30, 2009
*Performance figures other than 2Q 2009 positively affected by class action settlement proceeds.
Investment performance of mutual funds is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Source: Lipper and AllianceBernstein
Retail Mutual Funds vs. Lipper Averages
Relative Performance: Retail Value Equity

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	10 Years	Peer Group Average
Global High Yield Portfolio	4.0%	8.8%	4.2%	0.5%	2.2%	(0.1)%	Morningstar Fixed Income Global High Yield
American Income Portfolio	6.8	9.6	(1.0)	(0.3)	1.3	1.8	Morningstar Fixed Income USD
Global Bond*	3.6	5.8	0.8	2.2	2.5	2.5	Lipper Global Income Funds
High Income	5.9	6.9	4.3	5.0	5.2	9.6	Lipper High Current Yield Funds

AllianceBernstein.com 2Q09 Earnings Call Presentation 31

Performance is preliminary.
As of June 30, 2009
*Performance figures for 3-, 5- and 10-year periods positively affected by class action settlement proceeds.
Investment performance of mutual funds is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Source: Lipper, Morningstar and AllianceBernstein
Retail Fixed Income Funds vs. Peer Group Averages
Relative Performance: Retail Fixed Income

2Q 2009	Jan–Jun 2009	Periods Ended June 30, 2009 One Year	Three Years	Five Years	Since Inception	Morningstar Average
Wealth Preservation	(0.8)%	(1.1)%	(0.6)%	(0.3)%	0.2%	0.5%	Conservative Allocatior
Balanced Wealth	2.9	1.5	(2.4)	(1.1)	0.3	0.2	Moderate Allocation
Wealth Appreciation	2.4	0.7	(5.4)	(2.3)	0.1	0.3	Large Blend

AllianceBernstein.com
2Q09 Earnings Call Presentation 32

Performance is preliminary.
As of June 30, 2009
investment performance of mutual funds is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Source: Morningstar and AllianceBernstein
Retail Mutual Funds vs. Morningstar Averages
Relative Performance: Wealth Strategies

Bernstein Value Equities	Inception Date	Inception–Jun 2009
Japan Strategic Value	31-Mar-02	+ 3.8 %
International Strategic Value	31-Mar-01	+ 2.3
International Value (EAFE)	30-Sep-99	+ 2.3
U.S. Small/Mid Cap Value	31-Dec-00	+ 2.3
Canadian Value	31-Dec-97	+ 2.1
Emerging Markets Value	31-Dec-95	+ 2.0
International Diversified Value	30-Sep-00	+ 1.9
Global Strategic Value	30-Apr-01	+ 1.7
U.S. Strategic Value	31-Dec-73	+ 1.7
Global Value	30-Sep-95	+ 1.1
Australian Value	30-Jun-03	+ 0.8
European Value	30-Jun-97	+ 0.8
U.S. Diversified Value	30-Jun-86	+ 0.5
U.K. Value	30-Jun-00	+ 0.4
Global Diversified Value	31-Mar-98	+ 0.1

AllianceBernstein Blend Strategies		
Emerging Markets Style Blend	31-Dec-01	+ 1.1 %
International Style Blend	31-Dec-01	- 0.8
U.S. Style Blend	31-Dec-01	- 0.9
Global Style Blend	30-Jun-03	- 2.1

Alliance Growth Equities	Inception Date	Inception–Jun 2009
U.S. Growth	31-Dec-70	+ 3.4 %
U.S. Small Cap Growth	31-Dec-70	+ 2.8
U.S. Large Cap Growth	31-Dec-77	+ 2.6
Global Research Growth	31-Dec-91	+ 2.5
Japan Growth	30-Sep-91	+ 1.9
U.K. Growth	31-Dec-04	+ 0.9
Emerging Markets Growth	30-Sep-91	+ 0.9
U.S. Thematic Research	31-Dec-81	+ 0.3
Australian Growth	30-Jun-00	- 0.1
International Large Cap Growth	31-Dec-90	- 0.3
European Concentrated Growth	30-Jun-98	- 1.5

AllianceBernstein Fixed Income		
Emerging-Market Debt	30-Jun-94	+ 2.4 %
Canadian Core Plus Advanced	30-Sep-02	+ 1.0
Global Fixed Income	30-Jun-86	+ 0.3
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.2
U.S. Strategic Core Plus	30-Jun-01	- 0.3
U.S. Low Duration	31-Dec-95	- 0.7
Global-Plus Fixed Income	30-Jun-01	- 0.8
U.S. High Yield	31-Dec-86	- 0.8
Euro Income Composite	31-Mar-99	- 2.4

AllianceBernstein.com
2Q09 Earnings Call Presentation 33

Performance is preliminary.
As of June 30, 2009
AllianceBernstein. Past performance is no guarantee of future results.
Source: Barclays Capital, Bloomberg, Citigroup, FTSE, JPMorgan Chase, Merrill Lynch, MSCI, Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.
Net-of-Fee Annualized Relative Performance Premiums
Investment Performance: Delivering Results for Clients

2Q 2009	2Q 2008	Percent Change
AllianceBernstein			
Net Income Attributable to AllianceBernstein	$128	$280	(54)%
Weighted Average Equity Ownership Interest	34.4%	33.2%	
AllianceBernstein Holding			
Equity in Net Income Attributable to AllianceBernstein	$44	$93	(53)%
Income Taxes	6	9	(36)%
Net Income	$38	$84	(54)%
Diluted Net Income Per Unit	$0.41	$0.96	(57)%
Distributions Per Unit	$0.41	$0.96	(57)%

- Based on pro-rata share of operating partnership advisory fee revenue

AllianceBernstein.com
2Q09 Earnings Call Presentation 34

Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
In US dollars (millions)—except per unit amounts
AllianceBernstein Holding: Financial Results

1Q 2008	2Q 2008	3Q 2008	4Q 2008	1Q 2009	2Q 2009
Revenues						
Investment Gains (Losses)	($58)	($12)	($123)	($131)	($28)	$63
Dividends	1	1	1	7	1	2
Total Revenues	**($57)**	**($11)**	**($122)**	**($124)**	**($27)**	**$65**
Expenses						
Amortization of Original Awards	$47	$46	$46	$59	$45	$39
Amortization of Cumulative MTM	(19)	(7)	(51)	(80)	(29)	9
Dividends	1	1	1	7	1	1
Sub-Total of Mutual Fund Expenses	**29**	**40**	**(4)**	**(14)**	**17**	**49**
Amortization of AB Units	13	13	13	16	11	10
Other	2	2	2	2	5	3
Total expenses	**$44**	**$55**	**$11**	**$4**	**$33**	**$62**
Net P&L impact of mutual fund grants	**($86)**	**($51)**	**($118)**	**($110)**	**($44)**	**$16**

AllianceBernstein.com
2Q09 Earnings Call Presentation 35

In US dollars (millions)
Six-Quarter Deferred Compensation Net P&L Trend

Assets	Jun 30, 2009	Dec 31, 2008
Cash and cash equivalents	$656.3	$552.6
Cash and securities, segregated	1,246.1	2,572.6
Receivables, net	1,010.3	1,027.8
Investments:		
Related to Deferred Compensation	446.5	305.8
Other	273.1	272.0
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	234.9	243.5
Deferred sales commissions, net	101.8	113.5
Other (incl. furniture & equipment, net)	566.2	522.7
Total Assets	**$7,428.2**	**$8,503.5**

Liabilities and Capital		
Liabilities:		
Payables	$1,915.1	$3,061.4
Accounts payable and accrued expenses	270.4	310.4
Accrued compensation and benefits	455.4	360.1
Debt	187.5	284.8
Total Liabilities	**2,828.4**	**4,016.7**
Partners' capital attributable to AllianceBernstein Unitholders	4,431.2	4,317.6
Non-controlling interest in consolidated entities	168.6	169.2
Total Capital	**4,599.8**	**4,486.8**
Total Liabilities and Capital	**$7,428.2**	**$8,503.5**

AllianceBernstein.com
2Q09 Earnings Call Presentation 36

In US dollars (millions)
AllianceBernstein: Consolidated Balance Sheet

Six Months Ended	
	Jun 30, 2009	Jun 30, 2008
Assets		
Cash Flows From Operating Activities:		
Net Income	$161.1	$549.8
Non-cash items:		
Amortization of deferred sales commissions	28.8	42.5
Amortization of non-cash deferred compensation	36.1	31.8
Depreciation and other amortization	42.3	52.1
Unrealized (gains) losses on deferred compensation investments	(82.4)	70.5
Other, net	5.5	(12.1)
Changes in assets and liabilities	179.1	13.9
Net cash provided by operating activities	**370.5**	**748.5**
Cash Flows From Investing Activities		
Purchases of investments	(10.4)	(6.1)
Proceeds from sales of investments	2.8	10.0
Additions to furniture, equipment and leaseholds	(36.1)	(45.4)
Net cash used in investing activities	**(43.7)**	**(41.5)**
Cash Flows From Financing Activities		
Repayment of commercial paper, net	(120.1)	(167.0)
Proceeds from bank loans, net	22.0	120.0
Decrease in overdrafts payable	(27.3)	(34.0)
Cash distributions to general partner and Unitholders	(136.7)	(555.7)
Other	2.6	28.9
Net cash used in financing activities	**(259.5)**	**(607.8)**
Effect of exchange rate changes on cash and cash equivalents	36.4	5.8
Net increase in cash and cash equivalents	103.7	105.0
Cash and cash equivalents at the beginning of period	552.6	576.4
Cash and cash equivalents at the end of period	**$656.3**	**$681.4**

AB AllianceBernstein.com

2Q09 Earnings Call Presentation 37

AllianceBernstein: Consolidated Statement of Cash Flows

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$257.8**	**$90.9**	**$62.0**	**$410.7**
Sales/New Accounts	1.3	4.5	1.4	7.2
Redemptions/Terminations	(15.8)	(5.9)	(1.7)	(23.4)
Cash Flow	(4.2)	(1.9)	(1.4)	(7.5)
Unreinvested Dividends	—	(0.2)	(0.1)	(0.3)
Net Outflows	**(18.7)**	**(3.5)**	**(1.8)**	**(24.0)**
Market Performance	**38.7**	**15.2**	**6.4**	**60.3**
End of Period	**$277.8**	**$102.6**	**$66.6**	**$447.0**
% Total at End of Period	*62%*	*23%*	*15%*	*100%*
% Change from Beg of Period	*8%*	*13%*	*7%*	*9%*

AB AllianceBernstein.com 2Q09 Earnings Call Presentation 38

Three Months Ended June 30, 2009—In US dollars (billions)
Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management By Channel

Value Equity	Growth Equity	Fixed Income	Other*	Total
Beginning of Period	**$137.5**	**$76.0**	**$172.8**	**$24.4**	**$410.7**
Sales/New Accounts	1.7	1.2	3.2	1.1	7.2
Redemptions/Terminations	(12.1)	(5.8)	(4.8)	(0.7)	(23.4)
Cash Flow	(3.1)	(0.8)	(3.5)	(0.1)	(7.5)
Unreinvested Dividends	—	—	(0.3)	—	(0.3)
Net Inflows/(Outflows)	**(13.5)**	**(5.4)**	**(5.4)**	**0.3**	**(24.0)**
Market Performance	**31.8**	**13.6**	**10.6**	**4.3**	**60.3**
End of Period**	**$155.8**	**$84.2**	**$178.0**	**$29.0**	**$447.0**
% Total at End of Period	*35%*	*19%*	*40%*	*6%*	*100%*
% Change from Beg of Period	*13%*	*11%*	*3%*	*19%*	*9%*

AllianceBernstein.com
2Q09 Earnings Call Presentation 39

Three Months Ended June 30, 2009—In US dollars (billions)
* Includes Index, Structured and Asset Allocation services.
**Approximately $79.5 billion in Blend Strategies AUM are reported in their respective services.
Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management By Investment Service

Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$461.0**	**$156.7**	**$98.9**	**$716.6**
Sales/New Accounts	17.3	17.8	7.6	42.7
Redemptions/Terminations	(53.0)	(35.4)	(9.7)	(98.1)
Cash Flow	(11.9)	(6.4)	(6.9)	(25.2)
Unreinvested Dividends	—	(1.0)	(0.6)	(1.6)
Net Outflows	**(47.6)**	**(25.0)**	**(9.6)**	**(82.2)**
Transfers*	(10.1)	10.3	(0.2)	—
Market Performance	**(125.5)**	**(39.4)**	**(22.5)**	**(187.4)**
End of Period	**$277.8**	**$102.6**	**$66.6**	**$447.0**
% Total at End of Period	*62%*	*23%*	*15%*	*100%*
% Change ex Transfers	*(38)%*	*(41)%*	*(33)%*	*(38)%*

AllianceBernstein.com 2Q09 Earnings Call Presentation 40

12 Months Ended June 30, 2009—In US dollars (billions)
*Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management By Channel

Value Equity	Growth Equity	Fixed Income	Other*	Total
Beginning of Period	**$326.1**	**$168.8**	**$199.5**	**$22.2**	**$716.6**
Sales/New Accounts	13.5	8.8	16.0	4.4	42.7
Redemptions/Terminations	(51.7)	(24.6)	(20.7)	(1.1)	(98.1)
Cash Flow	(13.4)	(10.4)	(10.4)	9.0	(25.2)
Unreinvested Dividends	(0.1)	(0.1)	(1.4)	—	(1.6)
Net Inflows/(Outflows)	**(51.7)**	**(26.3)**	**(16.5)**	**12.3**	**(82.2)**
Market Performance	**(118.6)**	**(58.3)**	**(5.0)**	**(5.5)**	**(187.4)**
End of Period**	**$155.8**	**$84.2**	**$178.0**	**$29.0**	**$447.0**
% Total at End of Period	*35%*	*19%*	*40%*	*6%*	*100%*
% Change from Beg of Period	*(52)%*	*(50)%*	*(11)%*	*31%*	*(38)%*

AllianceBernstein.com 2Q09 Earnings Call Presentation 41

12 Months Ended June 30, 2009—In US dollars (billions)
*Includes Index, Structured and Asset Allocation services.
**Approximately $79.5 billion in Blend Strategies AUM are reported in their respective services.
Percentages are calculated using AUM rounded to the nearest million.
Changes in Assets Under Management By Investment Service

($5)
($15)
($23)
($20)
($24)
2Q08
3Q08
4Q08
1Q09
2Q09

AllianceBernstein.com
2Q09 Earnings Call Presentation
42

In US dollars (billions)
AllianceBernstein: Total Net Flows

AllianceBernstein.com
2Q09 Earnings Call Presentation 43

In US dollars (billions)
*Consists of Hedge Fund, Currency and Venture Capital services
The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of
AllianceBernstein.
Performance
Net
Outflows
2Q
2009
1Q
2009
($1.7)
$3.6
+$0.3
$5.0
Alternative Investment Services
AUM Down 28% vs. 1Q09
Alternative Investment Services AUM*